                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANNUITY PORTFOLIOS
             SCHWAB MONEY MARKET PORTFOLIO (MONEY MARKET PORTFOLIO)
            SCHWAB MARKETTRACK GROWTH PORTFOLIO II (GROWTH PORTFOLIO)
                  SCHWAB S&P 500 PORTFOLIO (S&P 500 PORTFOLIO)


                                 APRIL 30, 2000
                            AS AMENDED JUNE 30, 2000


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectuses dated April 30, 2000 (as amended from time to time).

To obtain a copy of the prospectus, please contact the Schwab Insurance and Annuity Service Center at Charles Schwab & Co., Inc. at 800-838-0650, in New York call 800-838-0648.

The portfolios' most recent annual reports are separate documents supplied with the SAI and include the portfolios' audited financial statements, which are incorporated by reference into this SAI.

The portfolios are a series of Schwab Annuity Portfolios (the trust).

                                TABLE OF CONTENTS


                                                                     Page
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INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
RISKS AND LIMITATIONS...........................................       2
MANAGEMENT OF THE PORTFOLIOS....................................      20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............      23
INVESTMENT ADVISORY AND OTHER SERVICES..........................      24
BROKERAGE ALLOCATION AND OTHER PRACTICES........................      26
DESCRIPTION OF THE TRUST........................................      28
PURCHASE, REDEMPTION AND PRICING OF SHARES......................      29
TAXATION........................................................      30
CALCULATION OF PERFORMANCE DATA.................................      32
APPENDIX........................................................      34

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


The MONEY MARKET PORTFOLIO seeks the highest current income consistent with stability of capital and liquidity.

The GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

The S&P 500 PORTFOLIO'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The S&P 500 Portfolio may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The S&P 500 Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Portfolio or the general public regarding the advisability of investing in securities generally or in the S&P 500 Portfolio particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the S&P 500 Portfolio. S&P has no obligation to take the needs of the S&P 500 Portfolio or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Portfolio shares or in the determination or calculation of the equation by which the S&P 500 Portfolio's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Portfolio's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Portfolio, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall

S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Each portfolio's investment objective may be changed only by vote of a majority of its outstanding voting shares.

The following investment securities, strategies, risks and limitations supplement those set forth in the prospectuses and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the portfolio's investment policies and limitations. Additionally, for purposes of calculating any restriction for the Money Market Portfolio an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7, unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each portfolio, and not all investments that may be made by underlying funds of the Growth Portfolio are currently known. A portfolio or underlying fund of the Growth Portfolio will invest in securities or engage in techniques that are intended to help achieve its investment objective. There is no guarantee the portfolios will achieve their objectives.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS


ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases additional credit support may also be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of a portfolio's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. The Money Market Portfolio will limit its investments in each such industry to no more than 25% of its net assets.

BANKERS' ACCEPTANCES OR NOTES are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Money Market Portfolio will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the Growth Portfolio may currently invest in is the Schwab Total Bond Market Index Fund.

BORROWING may subject a portfolio to interest costs, which may exceed the income received on the securities purchased with the borrowed portfolios. A portfolio normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the Money Market Portfolio will not purchase securities while borrowings are outstanding, and the Growth Portfolio and S&P 500 Portfolio will not purchase securities while borrowings represent more than 5% of its borrowings.

CERTIFICATES OF DEPOSIT are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Money Market Portfolio will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on the primary characteristics of non-U.S. (foreign) banks, the portfolios have identified each foreign country as a separate bank industry for purposes of the portfolio's concentration policy. Each portfolio will limit its investments in securities issued by foreign banks in each country to no more than 25% of its net assets. The Growth Portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated. The S&P 500 Portfolio will not concentrate its investments unless the S&P 500 Index is so concentrated.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CREDIT AND LIQUIDITY SUPPORTS OR ENHANCEMENTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the portfolio.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal) but generally offer a greater rate of interest. Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

The Growth Portfolio and its underlying funds may invest in investment grade securities which are medium- and high- quality, although some still may have varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.

Should a security's rating change after purchase by a portfolio the investment adviser would take such action, including no action, as determined to be in the best interest of the portfolio by the board of trustees. For more information about the ratings assigned by some NRSROs, refer to the appendix section of the SAI.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a portfolio until the security is delivered. A portfolio will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a portfolio sells a security on a delayed-delivery basis, the portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio is a series of an open-end investment management company. Each portfolio is a diversified mutual fund. In addition, the Money Market Portfolio follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds. Generally, these requirements prohibit a money market fund from purchasing a security if more than 5% of its total assets would be invested in the securities of a single issuer, although a money market fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. U.S. government and certain other securities are not subject to this particular regulation.

Each portfolio also must comply with certain IRS regulations that impose asset diversification requirements. See "Taxation" for more information.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios and/or underlying funds endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio to miss attractive investment opportunities. Losses to a portfolio arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the portfolio.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the Growth Portfolio or its underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the portfolio or underlying funds.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the converted currencies of each country. The European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from/or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of foreign investments and/or increase a fund's expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the portfolios, it is not possible to know precisely what impact the conversion will have on the portfolios, if any, nor is it possible to eliminate the risks completely.

For these reasons and others, foreign securities tend to be more volatile than other types of investments. International funds, therefore, tend to be more volatile than funds that invest primarily in securities of domestic issuers and are normally recommended for long-term investors. The SchwabFunds(R) international stock fund that the Growth Portfolio may currently invest in is the Schwab International Index Fund(R).

Securities that are acquired by a portfolio outside the United States and that are publicly traded in the United States are not considered illiquid, provided that: (i) the portfolio acquires and holds the securities with the intention of reselling the securities in the foreign trading market; (ii) the portfolio reasonably believes it can readily dispose of the securities readily in the foreign trading market or for cash in the United States; or (iii) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Growth Portfolio or its underlying funds may engage in currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio settles its securities transactions in the future.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates.

In order to reduce the effect that uninvested cash would have on its ability to track the performance of its index as closely as possible, a portfolio may purchase futures contracts representative of its index or the securities in its index. Such transactions allow the portfolio's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Growth Portfolio or its underlying funds may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell.

When buying or selling futures contracts, a portfolio must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market". The margin amount will be returned to the portfolio upon termination of the futures contracts assuming all contractual obligations are satisfied. A portfolio's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a portfolio will segregate assets in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.

While a portfolio intends to purchase and sell futures contracts in order to simulate full investment in the securities comprising its index, there are risks associated with these transactions. Adverse market movements could cause a portfolio to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the portfolio had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a portfolio incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the expiration date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a portfolio seeks to close out a futures position. If a portfolio is unable to close out its position and prices move adversely, the portfolio would have to continue to make daily cash payments to maintain its margin requirements. If a portfolio has insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the portfolio may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A portfolio will seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the portfolio has valued the instruments. The liquidity of the portfolio's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. The S&P 500 Portfolio normally will invest at least 80% of its total assets in the securities of its index. The Growth Portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. Each of these index funds normally will invest at least 65% of its total assets in the securities of its index. Moreover, each of these index funds will invest so that its portfolio performs similarly to that of its index. Each index fund tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for the portfolio or index fund.

LENDING of portfolio securities is a common practice in the securities industry. A portfolio will engage in security lending arrangements with the primary objective of increasing its income. For example, a portfolio may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned; (3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the portfolios, it is expected that the portfolios will do so only where the items being voted upon are, in the judgment of Charles Schwab Investment Management, Inc. ("CSIM") or the ("investment adviser"), either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

MATURITY OF INVESTMENTS. The Money Market Portfolio follows the regulations set forth by the SEC that dictate the maturity requirements for money market mutual funds. Generally, these requirements prohibit a portfolio from purchasing a security with a remaining maturity of more than 397 days or maintaining a dollar-weighted average portfolio maturity that exceeds 90 days.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers' acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." The SchwabFunds(R) money market fund that the Growth Portfolio may currently invest in is the Schwab Value Advantage Money Fund(R).

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The Growth Portfolio and its underlying funds may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of the portfolio or its underlying fund. Principal and interest payments on certain mortgage-related securities may be guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. The Growth Portfolio will normally invest at least 50% in other SchwabFunds, which are registered open-end investment companies.

OTHER SECURITIES. Under certain circumstances, an underlying fund of the Growth Portfolio may make payment of a redemption by the portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, the Growth Portfolio may hold the securities distributed until the investment adviser determined that it was appropriate to sell them.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are sometimes called demand features or guarantees, and are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS. The Money Market Portfolio follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. Generally these require the Money Market Portfolio to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the board of trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities are first tier securities. Second tier securities generally are rated within the second-highest category. The Money Market Portfolio's holdings of second tier securities will not exceed 5% of its assets, and investments in the second tier securities of any one issuer will be limited to the greater of 1% of the portfolio's assets or $1 million.

Should a security's high-quality rating change after purchase by the portfolio, the investment adviser would take such action, including no action, as determined to be in the best interest of the portfolio by the board of trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

REPURCHASE AGREEMENTS. Repurchase agreements involve a portfolio buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be collateralized by first tier securities. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers such as the portfolios under Rule 144A of the Securities Act of 1933. Because of this requirement, these securities are normally resold to other qualified buyers through or with the assistance of the issuer or an investment dealer who makes a market in these securities, thereby providing liquidity to the market. It is not possible to predict with assurance exactly how the market for Section 4(2) paper sold and offered under Rule 144A will continue to develop. Therefore, the investment adviser, pursuant to guidelines approved by the board of trustees, will carefully monitor a portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the portfolio, under the direction and supervision of the board of trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks and an underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for an underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or an underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a fund. The SchwabFunds(R) stock funds that the Growth Portfolio may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) or funds comprising the Schwab Equity Index Funds. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby a portfolio (or underlying fund) may, in extraordinary circumstances, substitute a similar stock for a security in its index.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (FNMA or FANNIE MAE), the Federal Home Loan Mortgage Corporation (FHLMC or FREDDIE MAC), the Student Loan Marketing Association (SLMA or SALLIE MAE), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States Government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses.

There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a portfolio. In addition, the portfolio may exercise only its demand rights at certain times. The portfolio could suffer losses in the event that the issuer defaults on its obligation.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by a vote of a majority of a portfolio's shareholders.

THE MONEY MARKET PORTFOLIO MAY NOT:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that the portfolio reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the portfolio has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

(5) Invest more than 5% of its total net assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

(6) Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended, hereinafter the "1933 Act"). The portfolio will invest no more than 10% of its net assets in illiquid securities.

(7) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act).

(8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its investment adviser individually own beneficially more than 1/2 of 1% of the securities of that issuer and together beneficially own more than 5% of the securities of such issuer.

(9) Invest in commodities or commodity contracts, including futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(12) Make loans to others, except the portfolio may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities (up to one-third of the portfolio's total assets) in accordance with its investment objectives and policies.

(13) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The portfolio will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If, for any reason, the current value of the portfolio's total net assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Money Market Portfolio will, within three business days, reduce its indebtedness to the extent necessary.

(14) Write, purchase or sell puts, calls or combinations thereof.

(15) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(18) Issue senior securities as defined in the 1940 Act.

EACH OF THE GROWTH PORTFOLIO AND S&P 500 PORTFOLIO MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder; except that the S&P 500 Portfolio may concentrate investments only to the extent that the S&P 500 Index(R) is also so concentrated.

(3) Purchase or sell commodities, commodities contracts or real estate; lend or borrow money; issue senior securities; underwrite securities; or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the portfolio.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing more than 25% of an investment company's net assets in an industry or group of industries, with certain exceptions.

      Underwriting. As defined by the 1940 Act, underwriting securities involves a portfolio purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a portfolio evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets.



                            OTHER INVESTMENT POLICIES

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR EACH OF THE GROWTH PORTFOLIO AND S&P 500 PORTFOLIO. ANY CHANGES IN EITHER THE GROWTH PORTFOLIO'S OR THE S&P 500 PORTFOLIO'S NON-FUNDAMENTAL INVESTMENT POLICIES WILL BE COMMUNICATED TO THE PORTFOLIO'S SHAREHOLDERS PRIOR TO THE EFFECTIVENESS OF THE CHANGES.

EACH OF THE GROWTH PORTFOLIO AND S&P 500 PORTFOLIO MAY NOT:

(1) Purchase or sell commodities, commodities contracts or real estate, including interests in real estate limited partnerships, provided that each Portfolio may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(2) Lend money to any person, except that each Portfolio may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

(3) Borrow money or issue senior securities except that each Portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each Portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

(4) Pledge, mortgage or hypothecate any of its assets except that, to secure allowable borrowings, each Portfolio may do so with respect to no more than one-third of the value of its total assets.

(5) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(6) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

(7) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(10) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

(11) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Portfolio in units or attached to other securities are deemed to be without value.

(12) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Portfolio's total assets.

(13) Make short sales, except for short sales against the box.

(14) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

(15) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Except with respect to each portfolio's concentration and borrowing limitations and investments in illiquid securities, later changes in values do not require a portfolio to sell the investment even if the portfolio could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS


The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:



                           POSITION(S) WITH  PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH         THE TRUST         AFFILIATIONS
-------------------------------------------------------------------------------
CHARLES R. SCHWAB*         Chairman, Chief   Chairman and Co-Chief Executive
July 29, 1937              Executive         Officer, Director, The Charles
                           Officer and       Schwab Corporation; Chief
                           Trustee           Executive Officer, Director,
                                             Charles Schwab Holdings, Inc.;
                                             Chairman, Director, Charles Schwab
                                             & Co., Inc., Charles Schwab
                                             Investment Management, Inc.;
                                             Director, The Charles Schwab Trust
                                             Company; Chairman, Schwab
                                             Retirement Plan Services, Inc.;
                                             Chairman and Director until January
                                             1999, Mayer & Schweitzer, Inc. (a
                                             securities brokerage subsidiary of
                                             The Charles Schwab Corporation);
                                             Director, The Gap, Inc. (a clothing
                                             retailer), Audiobase, Inc.,
                                             Vodaphone AirTouch PLC (a
                                             telecommunications company) and
                                             Siebel Systems (a software
                                             company).

STEVEN L. SCHEID*          President and     Vice Chairman and Executive Vice
June 28, 1953              Trustee           President, The Charles Schwab
                                             Corporation; Vice Chairman and
                                             Enterprise President - Financial
                                             Products and Services, Director,
                                             Charles Schwab & Co., Inc.;
                                             Chief Executive Officer and
                                             Chief Financial Officer,
                                             Director, Charles Schwab
                                             Investment Management, Inc.
                                             From 1994 to 1996, Mr. Scheid
                                             was Executive Vice President of
                                             Finance for First Interstate
                                             Bancorp and Principal Financial
                                             Officer from 1995 to 1996.
                                             Prior to 1994, Mr. Scheid was
                                             Chief Financial Officer, First
                                             Interstate Bank of Texas.

DONALD F. DORWARD          Trustee           Chief Executive Officer, Dorward
September 23, 1931                           & Associates (corporate
                                             management, marketing and
                                             communications consulting firm).
                                             From 1996 to


--------

* This trustee is an "interested person" of the trusts.

                                             1999, Executive Vice President and
                                             Managing Director, Grey
                                             Advertising. From 1990 to 1996, Mr.
                                             Dorward was President and Chief
                                             Executive Officer, Dorward &
                                             Associates (advertising and
                                             marketing/consulting firm).

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc. (international
                                             financial services and
                                             investment advisory firm).

DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Company (investments).  Prior
                                             to 1996, Chairman and Chief
                                             Executive Officer of North American
                                             Trust (real estate investment
                                             trust).

MICHAEL W. WILSEY          Trustee           Chairman, Chief Executive
August 18, 1943                              Officer and Director, Wilsey
                                             Bennett, Inc. (truck and air
                                             transportation, real estate
                                             investment, management, and
                                             investments).

JEREMIAH H. CHAFKIN*       Executive Vice    Executive Vice President, Asset
May 5, 1959                President, Chief  Management Products and Services,
                           Operating         Charles Schwab & Co., Inc.;
                           Officer and       President and Chief Operating
                           Trustee           Officer, Charles Schwab
                                             Investment Management, Inc.
                                             Prior to September 1999, Mr.
                                             Chafkin was Senior Managing
                                             Director, Bankers Trust Company.

MARIANN BYERWALTER         Trustee           Vice President for Business
August 13, 1960                              Affairs and Chief Financial
                                             Officer, Stanford University
                                             (higher education).  Prior to
                                             February 1996, Ms. Byerwalter
                                             was Chief Financial Officer of
                                             Eureka Bank (savings and loans)
                                             and Chief Financial Officer and
                                             Chief Operating Officer of
                                             America First Holdings, Inc.
                                             (holding company).  Ms.
                                             Byerwalter also is on the Board
                                             of Directors of America First
                                             Companies, Omaha, NE (venture
                                             capital/fund management) and
                                             Redwood Trust Inc. (mortgage
                                             finance).

WILLIAM A. HASLER          Trustee           Co-Chief Executive Officer,
November 22, 1941                            Aphton Corporation
                                             (bio-pharmaceuticals). Prior to
                                             August 1998, Mr. Hasler was Dean
                                             of the Haas School of Business
                                             at the University of California,
                                             Berkeley (higher education).
                                             Mr. Hasler also is on the Board
                                             of Directors of Solectron
                                             Corporation (manufacturing),
                                             Tenera, Inc. (services and
                                             software), Airlease, Ltd.
                                             (aircraft leasing) and Mission
                                             West Properties (commercial real
                                             estate).



--------

* This trustee is an "interested person" of the trusts.

GERALD B. SMITH            Trustee           Chairman and Chief Executive
September 28, 1950                           Officer, Smith Graham & Co.
                                             (investment management).  Mr.
                                             Smith also is on the Board of
                                             Directors of Pennzoil-Quaker
                                             State Company (automotive).

TAI-CHIN TUNG              Treasurer and     Senior Vice President, Treasurer
March 7, 1951              Principal         and Controller, Charles Schwab
                           Financial Officer Investment Management, Inc.
                                             From 1994 to 1996, Ms. Tung was
                                             Controller for Robertson
                                             Stephens Investment Management,
                                             Inc.  From 1993 to 1994, she was
                                             Vice President of Fund
                                             Accounting, Capital Research and
                                             Management Co.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.

FRANCES COLE               Secretary         Senior Vice President, Chief
September 9, 1955                            Counsel and Assistant Corporate
                                             Secretary, Charles Schwab
                                             Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Investments. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each portfolio is overseen by a board of trustees. The board of trustees meets regularly to review each portfolio's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the portfolio's shareholders. The following table provides information as of December 31, 1999 concerning compensation of the trustees. Unless otherwise stated, information is for the portfolio complex, which included 40 funds as of December 31, 1999.

                                               ($)                        Pension or               ($)
                                     Aggregate Compensation           Retirement Benefits         Total
      Name of Trustee                 From each Portfolio             Accrued as Part of    Compensation from
                                                                      Portfolio Expenses       Fund Complex
                             ----------------------------------
                             Money       Growth      S&P 500
                             Market      Portfolio   Portfolio
                             Portfolio
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab                   0           0          0                  N/A                       0
Steven L. Scheid                    0           0          0                  N/A                       0
William J. Klipp 1                  0           0          0                  N/A                       0


------------

1 Mr. Klipp departed Charles Schwab & Co., Inc. in 1999 and resigned from the board of trustees effective April 30, 2000.

                                               ($)                        Pension or               ($)
                                     Aggregate Compensation           Retirement Benefits         Total
      Name of Trustee                 From each Portfolio             Accrued as Part of    Compensation from
                                                                      Portfolio Expenses       Fund Complex
                             ----------------------------------
                             Money       Growth      S&P 500
                             Market      Portfolio   Portfolio
                             Portfolio
---------------------------------------------------------------------------------------------------------------
Jeremiah H. Chafkin 2              0           0          0                  N/A                       0
Mariann Byerwalter 2               0           0          0                  N/A                       0
William A. Hasler 2                0           0          0                  N/A                       0
Gerald B. Smith 2                  0           0          0                  N/A                       0
Donald F. Dorward              $2,451      $1,290     $2,709                  N/A                $121,600
Robert G. Holmes               $2,451      $1,290     $2,709                  N/A                $121,600
Donald R. Stephens             $2,451      $1,290     $2,709                  N/A                $121,600
Michael W. Wilsey              $2,223      $1,170     $2,457                  N/A                $111,600



                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of the trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of, April 1, 2000, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the portfolios of the trust.

--------------
2  This trustee was first elected by shareholders on June 1, 2000.

As of April 1, 2000, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any class of any of the funds:

Great-West Life and Annuity Insurance Company, a Colorado stock life insurance company, and a subsidiary of GWLA Financial Inc. (an indirect, wholly-owned subsidiary of Great-West Life Assurance Company) 8515 E. Orchard Road, Englewood Colorado 80111 controls the Money Market Portfolio, Growth Portfolio and S&P 500 Portfolio through ownership of 91.07%, 96.49%, and 96.35%, respectively, of the Money Market Portfolio's, the Growth Portfolio's and S&P 500 Portfolio's shares of beneficial interest. Such control may dilute the effect of the votes of other shareholders of the portfolios.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


MONEY MARKET PORTFOLIO. For its advisory and administrative services to the portfolio, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the portfolio's average daily net assets as described below:
      First $1 billion - 0.38%
      More than $1 billion but not exceeding $10 billion - 0.35%
      More than $10 billion but not exceeding $20 billion - 0.32%
      More than $20 billion - 0.30%


Prior to April 30, 1999, for its advisory and administrative services to the Money Market Portfolio, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.46% of the Portfolio's average daily net assets not in excess of $1 billion; 0.45% of such net assets over $1 billion but not in excess of $3 billion; 0.40% of such net assets over $3 billion but not in excess of $10 billion, 0.37% of such net assets over $10 billion but not in excess of $20 billion; and 0.34% of such net assets over $20 billion.

For the fiscal years ended December 31, 1997, 1998 and 1999, the portfolio paid investment advisory and administration fees of $97,831 (fees were reduced by $80,295), $244,224 (fees were reduced by $76,666), respectively and $435,107
(fees were reduced by $109,250).

The investment adviser and Schwab have guaranteed that, through at least April 30, 2001, total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Money Market Portfolio will not exceed 0.50 % of the average daily net assets of the portfolio.

GROWTH PORTFOLIO. For its advisory and administrative services to the portfolio, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the portfolio's average daily net assets as described below:

      First $500 million - 0.44%
      More than $500 million - 0.39%


Prior to June 30, 2000, for its advisory and administrative services to the Growth Portfolio, the investment adviser was entitled to receive a graduated annual fee, payable monthly was 0.54% of the portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to April 30, 1999, for its advisory and administrative services to the Growth Portfolio, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.74% of the portfolio's average daily net assets not in excess of $1 billion; 0.69% of the next $1 billion; and 0.64% of such net assets over $2 billion.


For the fiscal years ended December 31, 1997, 1998, and 1999, the portfolio paid investment advisory and administration fees of $211 (fees were reduced by $55,088), $3,217 (fees were reduced by $89,361), and $11,474 (fees were reduced by $82,036), respectively.


The investment adviser and Schwab have guaranteed that, through at least April 30, 2001, total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Growth Portfolio will not exceed 0.50% of the average daily net assets of the portfolio.


S&P 500 PORTFOLIO. For its advisory and administrative services to the portfolio, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the portfolio's average daily net assets as described below:
      First $500 million - 0.20%
      More than $500 million - 0.17%


Prior to April 30, 1999, for its advisory and administrative services to the S&P 500 Portfolio, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.36% of the portfolio's average daily net assets not in excess of $1 billion; 0.33% of the next $1 billion; and 0.31% of such net assets over $2 billion.

For the years ended December 31, 1997, 1998 and 1999, the portfolio paid investment advisory and administration fees of $122 (fees were reduced by $69,358), $53,790 (fees were reduced by $152,282) and $196,803 (fees were reduced by $70,891), respectively.

The investment adviser and Schwab have guaranteed that, through at least April 30, 2001, total operating expenses (excluding interest, taxes and certain non-routine expenses) of the S&P 500 Portfolio will not exceed 0.28 % of the average daily net assets of the portfolio.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets the portfolios and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent and shareholder services agent under its contract with each portfolio, Schwab does not receive an annual fee.

                      CUSTODIANS AND PORTFOLIO ACCOUNTANTS

PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Suite 200, Philadelphia, Pennsylvania 19153 serves as custodian for the Money Market Portfolio and S&P 500 Portfolio. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809 serves as fund accountant to the Money Market Portfolio, and SEI Investments Mutual Funds Services, One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant to the S&P 500 Portfolio. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 serves as custodian for the Growth Portfolio and SEI Investments Mutual Funds Services, One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant for this portfolio.

The custodians are responsible for the daily safekeeping of securities and cash held or securities sold by the portfolios. The fund accountants maintain all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS

The portfolios' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trusts and review certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the year ended December 31, 1999, are included in the portfolio's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each of the Growth Portfolio and S&P 500 Portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Money Market Portfolio's portfolio turnover rate for reporting purposes is expected to be zero.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The portfolios do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds.

The portfolio turnover rates are in the financial highlight tables in the prospectuses.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the portfolios, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will select brokers and dealers for the portfolios on the basis of a number of factors, including, for example, price paid for securities, clearance, commission paid for transactions, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

In an attempt to obtain best execution for the portfolios, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

                              BROKERAGE COMMISSIONS

For the fiscal years ended December 31, 1999, 1998 and 1997, the Growth Portfolio paid brokerage commissions of $673, $1,731, and $3,042, respectively to its affiliated broker-dealer.

For the fiscal years ended December 31, 1999, 1998 and 1997, the S&P 500 Portfolio paid brokerage commissions of $16,615, $19,845, and $15,241, respectively to its affiliated broker-dealer.


                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Annuity Portfolios, an open-end investment management company organized as a Massachusetts business trust on January 21, 1994. The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio.

The portfolios may hold special meetings which may cause the portfolios to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

Life insurance companies and their separate accounts are the record owners of portfolio shares. The portfolios understand that the life insurance companies will vote their shares in accordance with timely instructions received from contract owners who have allocated contract values to the portfolios, to the extent required by applicable laws.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class.

A majority of the outstanding voting shares of the portfolios means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a portfolio are represented at the meeting or (b) more than 50% of the outstanding voting shares of a portfolio. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash pursuant to elections made by the participating insurance companies. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                        Purchase and Redemption of Shares

You cannot purchase shares of the portfolios directly, but you may allocate account value under your variable contract to and from the portfolios in accordance with the terms of your variable contract. Please refer to the appropriate separate account prospectus for information on how to purchase units of a variable contract and how to select specific portfolios as investment options.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash. Please note that this ability to make in-kind redemptions may be effected by agreements made with participating insurance companies.

                                PRICING OF SHARES

The Money Market Portfolio values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even when there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can, in certain circumstances, lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Money Market Portfolio's $1.00 per share net asset value, or if there were any other deviation that the board of trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the board of trustees would promptly consider what action, if any, should be initiated. If the Money Market Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the board of trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of this reduction or suspension of dividends or other action by the board of trustees, an investor would receive less income during a given period than if the reduction or suspension had not taken place. Such action could result in investors not receiving a dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Money Market Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the board of trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities of underlying mutual funds are valued at their respective net asset values as determined by those funds. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a portfolio calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                              FEDERAL INCOME TAXES

For a discussion of the tax status of a particular Contract and the tax consequences of ownership of such a contract, refer to the appropriate Separate Account Prospectus. Shares of the portfolios are available only through separate accounts of participating insurance companies and plans.

It is each portfolio's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Internal Revenue Service regulations applicable to separate accounts generally require that portfolios that serve as the funding vehicles for separate accounts invest no more than 55% of the value of their total assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments.

Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

The portfolios intend to meet these requirements. Internal Revenue Service regulations also limit the types of investors that may invest in such a portfolio. The portfolios intend to meet this limitation by offering shares only to participating insurance companies and their separate accounts in connection with the purchase of contracts and variable life insurance policies and to plans.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

The Growth Portfolio may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolio does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolio may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolio does invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolio's shareholders. Therefore, the payment of this tax would reduce the portfolio's economic return from its shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund of the Growth Portfolio may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

                         CALCULATION OF PERFORMANCE DATA

The following performance data does not take into account fees and charges that apply under variable contracts for which the portfolios serve as investment vehicles.

The Money Market Portfolio's current 7-day yield based on the seven days ended December 31, 1999 is stated below and was calculated by determining the net change, exclusive of capital changes and incomes other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and the multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

                               7-DAY CURRENT YIELD

MONEY MARKET PORTFOLIO        5.01%

The Money Market Portfolio's effective yield based on the seven days ended December 31, 1999 is stated below and was calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, with the resulting figure, carried to at least the nearest one hundredth of one percent.

                              7-DAY EFFECTIVE YIELD

MONEY MARKET PORTFOLIO        5.14%

A fund also may advertise its average annual total return and cumulative total return.

Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a portfolio made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a portfolio assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates. Average annual total returns for one year ended December 31, 1999 and since each of Growth Portfolio's and S&P 500 Portfolio's commencement of operations are stated below.

    Portfolio and             One Year             Life of the Portfolio
  Commencement Date
-----------------------------------------------------------------------------
Growth Portfolio               19.63%                     19.44%
(11/01/1996)
S&P 500                        20.47%                     27.37%
Portfolio
(11/01/1996)

A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end December 31, 1999 for each of Growth Portfolio and S&P 500 Portfolio.

Name of Portfolio and Date Portfolio           Cumulative Total Return From
Commenced Operations                            Commencement of Operations
--------------------                            --------------------------
Growth Portfolio  (11/01/1996)                              75.53%
S&P 500 Portfolio (11/01/1996)                             115.17%

The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings or mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

The primary index for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman Brothers Aggregate Bond indices.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION


INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-rating.


                         DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or fortunes. Overall quality may move up or down frequently within this category.

B Below investment grade and possessing risk that obligations will not be met when due. conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


                                FITCH IBCA, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                     DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.


            DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

             SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                           MOODY'S INVESTORS SERVICE

      Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

      An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                FITCH IBCA, INC.

      Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER
                            MOODY'S INVESTORS SERVICE
      Prime-1 is the highest commercial paper rating assigned by Moody's.
Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

      A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                        DUFF & PHELPS CREDIT RATING CO.

      D-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A D-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a D-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a D-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A D-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                                FITCH IBCA, INC.

      F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                   AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

      TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."